Phoenix Insight Funds Trust

Phoenix Insight Money Market Fund

Supplement dated March 12, 2008 to the

Money Market Fund – Exchange Shares Prospectus dated May 1, 2007,

as supplemented August 20, 2007, September 7, 2007 and November 9, 2007

THIS SUPPLEMENT SUPERCEDES THE SUPPLEMENT DATED MAY 24, 2007 TO THE ABOVE-REFERENCED PROSPECTUS, WHICH SUPPLEMENT CONTAINED DISCLOSURE DESCRIBING PRICING AND REDEMPTION PROCEDURES. THIS SUPPLEMENT CLARIFIES CERTAIN DISCLOSURE CONTAINED IN THE ABOVE-REFERENCED PROSPECTUS.

IMPORTANT NOTICE TO INVESTORS

In the section “How is the Share Price determined?,” the first sentence of the disclosure describing the determination of net asset values for the Money Market Fund is hereby replaced with the following:

The net asset value per share of the Money Market Fund is calculated as of 4:30 PM eastern time on each business day, except on those days the Securities Industry and Financial Markets Association (formerly, the Bond Market Association) (“SIFMA”) recommends that the U.S. bond market remains closed.

The disclosure appearing after the chart in the section “How to Buy Shares” is hereby replaced with the following:

Orders in proper form placed prior to 4:30 PM and payments for which are received in or converted into Federal Funds by the funds’ custodian by 6:00 PM will become effective at the price determined on that day. Shares purchased will receive the dividend on that day. Orders for shares placed after 4:30 PM will not be accepted and executed. Notice of the purchase order being rejected will be given to the institution placing the order, and any funds received will be returned promptly to the sending institution. Specified times are eastern time.

In the section “How to Sell Shares,” the description of payment for redeemed shares of the Money Market Funds is replaced with the following:

In the case of telephone redemption requests received by 12:00 Noon, proceeds generally will be sent by 1:30 PM; in the case of telephone redemption requests received by 3:30 PM, proceeds will generally be sent by 4:45 PM; and, in the case of telephone redemption requests received by 4:30 p.m., proceeds will generally be sent by 5:45 PM, provided in each case that the Funds’ custodian is open for business on that day. In all instances, the shares will not receive the dividend declared on that day. In the case of redemption requests made after 4:30 PM or requests made prior to 4:30 PM on a day when the Funds’ custodian is closed, proceeds will be sent on the next business day on which the custodian is open for business. Specified times are eastern time.

Your written redemption request will be priced at the net asset value calculated on the day the written request is received in proper form. If your redemption proceeds are wired to you the same day your order is priced, the shares will not receive the dividend declared on that day. If a check for your redemption proceeds is mailed to you on the next business day after your request is priced, you will be entitled to dividends through the day on which the fund priced your request.

Additionally, on page 8, the first sentence under “Your Account” is hereby replaced with the following:

Exchange Shares are available to futures commission merchants and the exchanges through which they trade.

Investors should retain this supplement with the Prospectus for future reference.

PXP 4494—MMF-NAV&Payments (3/08)